SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                  October 1, 2001


                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                       -------------------------------------
                (Exact name of company as specified in its charter)


       DELAWARE                  1-4717                   44-0663509
---------------------         -------------           -------------------
(State or other jurisdiction  (Commission file           (IRS Employer
   of incorporation)             number)              Identification Number)


                 114 West 11th Street, Kansas City, Missouri 64105
                 -------------------------------------------------
                (Address of principal executive offices) (Zip Code)


                 Company's telephone number, including area code:

                                (816) 983 - 1303

                                 Not Applicable

           (Former name or former address if changed since last report)

Item 7.     Financial Statements and Exhibits

(c)         Exhibits

            Exhibit No.                         Document

            (99)                                Additional Exhibits

            99.1 Press Release issued by Kansas City Southern Industries, Inc. dated October 1, 2001 entitled, "KCSI to Release Third Quarter Results on October 24, at close of NYSE trading; will conduct conference call on October 25" is attached hereto as Exhibit 99.1

Item 9.     Regulation FD Disclosure

Kansas City Southern Industries,  Inc. ("KCSI" or "Company") is furnishing under
Item 9 of this Current  Report on Form 8-K the  information  included as Exhibit
99.1 to this report. Exhibit 99.1 is the KCSI news release, dated October 1, 2001, announcing the date, time and other relevant information regarding the Company's third quarter conference call of its financial results for the three and nine month periods ended September 30, 2001.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Kansas City Southern Industries,
Inc.


Date: October 10, 2001                      By: /s/  Louis G. Van Horn
                                               ----------------------------
                                                    Louis G. Van Horn
                                             Vice President and Comptroller
                                             (Principal Accounting Officer)

EXHIBIT 99.1

                                                          Date: October 1, 2001


Kansas City Southern            Media Contact:    William Galligan 816/983-1551
Industries, Inc.                e-mail:           william.h.galligan@kcsr.com
114 West 11th Street
Kansas City, MO  64105

NYSE Symbol: KSU

KCSI to Release Third Quarter Results on October 24, at close of NYSE trading; will conduct conference call on October 25.

We would like to invite you to join us on a conference call on Thursday, October 25, 2001, at 1:00 Eastern Time to review KCSI's Third Quarter results.

To participate, please dial 1-800-810-0924, code # 492617. International callers, please dial 1-913-981-4900, code # 492617. The accompanying slides to the presentation will be available on KCSI's website: www.kcsi.com.

Shortly after the conference call concludes, a replay will be made available which can be accessed through November 1. The replay phone numbers are 1-888-203-1112 or 1-719-457-0820; the code # for both domestic and international callers is # 492617.